Exhibit 99.1

V E R I T E X Stephens CEO Bank Forum September 21, 2016

2 Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward –looking terminology such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” “outlook” and similar words or expressions that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Certain factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to whether the Company can: successfully implement its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continue to sustain internal growth rate; provide competitive products and services that appeal to its customers and target market; continue to have access to debt and equity capital markets; and achieve its performance goals. Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); economic conditions, including currency rate fluctuations and interest rate fluctuations; and weather. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Veritex’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 15, 2016. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of June 30, 2016.

Headquartered in Dallas, Texas Eleven locations located within one of the fastest growing metropolitan areas in the U.S. Strong core deposit mix with significant noninterest bearing deposits Relationship-driven commercial banking to small and medium sized businesses and professionals 3 Franchise Footprint Overview Veritex – “Truth in Texas Banking” Note: Dollars in millions (Unaudited) Financial Highlights Other Highlights Dallas Morning News Top 100 Places to Work 2015 Ranked #9 out of 40 top banks in the country in American Banker’s 2015 “Best Banks to Work For” Ranked #2 in Texas and #13 in the nation in S&P Global Market Intelligence’s ranking of the top-performing community banks between $1 billion -$10 billion for 2015. Balance Sheet Asset Quality Profitability As of June 30, 2016 As of June 30, 2016 For the Six Months Ended June 30, 2016 Total Assets $1,215 Total Loans 928 Total Deposits 1,028 Total Equity 139 Total Stockholders' Equity/Total Assets 11.42% NPAs / Assets 0.59% NPLs / Loans 0.72 Allowance / Loans 0.85 NCOs / Average Loans Outstanding 0.03 ROAA 1.09% ROAE 8.94 Net Interest Margin 3.89 Efficiency Ratio 54.05

Veritex History Note: Dollars in thousands, unless otherwise noted (Unaudited) 4 Founded Veritex Holdings & acquired $182 million asset Professional Bank Acquired $166 million asset Fidelity Bank and $54 million asset Bank of Las Colinas Grew $86 million organically and hit $500 million in total assets Grew $141 million organically Completed $40 million Initial Public Offering and grew $137 million organically Acquired $121 million asset IBT Bancorp, Inc. Grew $176 million organically, 34% annualized through June 30, 2016 $197,949 $427,820 $1,039,600 $524,127 $664,971 $802,286 $1,215,497 $181,800 $220,100 $121,417 0.03% 0.31% 0.58% 0.75% 0.98% 1.09% 2010 2011 2012 2013 2014 2015 Six months ended 6/30/2016 Total Assets at Year End Assets Acquired During the Year ROAA

Dallas Market Outlook 1 United States Census Bureau release 03/24/2016 2 Dallas Fed Regional Economic Indicators 05/24/2016 5 Dallas-Fort Worth market is one of the fastest growing in the U.S. with approximately 400 people moving to the area daily.1 Dallas-Fort Worth economy continues to expand, performing better than other Texas and national markets.2 Dallas-Fort Worth employment grew an annualized 2.6 percent outpacing the state’s 1.1 percent and the nation’s 1.6 percent in April.2 Major companies including Toyota, FedEx, State Farm, Liberty Mutual and JP Morgan Chase recently announced significant relocations and/or expansions in Dallas-Fort Worth as a result of the market’s rapidly growing population, affordable cost of living, and pro-business climate. DFW serves as the corporate headquarters for numerous Fortune 500 companies across many varied industries including ExxonMobil, AT&T, American Airlines, Texas Instruments, Tenent Healthcare, Fluor, Kimberly-Clark, to name a few.

Veritex Plan for 2016 6 Continue pace of organic growth and growth in earnings. Consider accretive acquisitions that strengthen our franchise and leverage our capabilities and strong management team. Adhere to strong underwriting standards and maintenance of excellent credit quality. Execute strategic plan by growing and thus increasing the bank’s “scarcity value” related to banks above $1 billion in Dallas/Fort Worth. With a very seasoned executive management team in place, continue to build a platform capable of supporting growth in excess of $2 billion. Continue to add experienced commercial bankers resulting in the expansion of our C&I loan portfolio and correspondent banking group. Continue to assess the addition of new line of business. No loans secured by oil and gas assets and no plans to add any energy-related loans.

Experienced Leadership Executive Management C. Malcolm Holland, III Chairman of the Board, Chief Executive Officer 34 years of banking experience, all in the Dallas metropolitan area Former CEO of Texas region for Colonial Bank, which grew from $625 million to $1.6 billion Former President of First Mercantile Bank William C. Murphy Vice Chairman 45 years of banking experience Former Chairman or CEO of several Dallas community banks Has led 25 financial institution transactions Noreen E. Skelly Chief Financial Officer 29 years of banking experience Former CFO of Highlands Bancshares, Inc. Former SVP and Retail line of business chief finance officer for Comerica and LaSalle Banks Jeff Kesler Chief Lending Officer 16 years of banking experience Former president of Dallas and Austin markets for Colonial Bank Clay Riebe Chief Credit Officer 30 years of banking experience Former Chief Lending Officer of American Momentum Bank Former market president of Citibank’s Bryan/College Station markets LaVonda Renfro Chief Retail Officer 32 years of banking experience Former Retail Executive of Colonial Bank/BB&T Former Senior Vice President, District Manager for Bank of America’s Austin and San Antonio markets Angela Harper Chief Risk Officer 25 years of banking experience Former Senior Vice President, Credit Administration Officer and Risk Management Officer for the Texas Region of Colonial Bank 7

8 Loan Growth Gross Loans 29% CAGR Note: Dollars in millions Loan Composition As of June 30, 2016 As of December 31 $298 $398 $495 $603 $821 $928 2011 2012 2013 2014 2015 As of June 30, 2016 Commercial 30% Construction and Land 17% Farmland 1% 1 - 4 Family Residential 15% Multi - Family Residential 2% Nonfarm Nonresidential 34% Consumer 1%

9 Deposit Growth Note: Dollars in millions 26% CAGR Deposit Composition Deposits As of December 31 $365 $448 $574 $639 $868 $1,028 2011 2012 2013 2014 2015 As of June 30, 2016 Money Market 45% Noninterest Demand Deposits 35% Other Savings 1% Time Deposits 12% Interest - bearing Demand Deposits 7% As of June 30, 2016

10 Track Record of Growth & Performance Tangible Book Value Per Common Share Diluted Earnings Per Share Reconciliation of non-GAAP financial measures can be found at the end of the presentation (Unaudited) Return on Average Assets Efficiency Ratio As of December 31 For the period ended December 31 For the period ended December 31 For the period ended December 31 0.03% 0.31% 0.58% 0.75% 0.98% 1.09% 2011 2012 2013 2014 2015 YTD 2016 Annualized 92.18% 77.97% 69.84% 66.47% 60.83% 54.05% 2011 2012 2013 2014 2015 YTD 2016 Annualized $0.01 $0.24 $0.57 $0.72 $0.84 $1.10 2011 2012 2013 2014 2015 YTD 2016 Annualized $5.28 $5.77 $6.46 $8.96 $9.59 $10.23 2011 2012 2013 2014 2015 6/30/2016

11 Reconciliation of Non-GAAP Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share. The Company has included in this presentation information related to this non-GAAP financial measure for the applicable periods presented. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measures is presented in the table below. Commercial 264,492 Construction and Land 143,405 Farmland 11,288 1-4 Family Residential 136,734 Multi-Family Residential 16,594 Nonfarm Nonresidential 37,949 Consumer 4,953 615,415 Money Market 457,887 Noninterest Demand Deposits 310,818 Other Savings 10,189 Time Deposits 106,921 Interest-bearing Demand Deposits 74,580 960,395 ROAA ER Diluted Earnings Per Share 2011 0.03% 92.18% $0.01 103.23% -10.14% 2012 0.31% 77.97% $0.24 2013 0.58% 69.84% $0.57 2014 0.75% 66.47% $0.72 2015 0.98% 60.83% $0.84 1Q16 1.04% 54.01% $1.04 Amounts in thousands, except per share data As of December 31, As of 6/30/2016 2011 2012 2013 2014 2015 2Q16 Total Stockholders' Equity $58,676 $61,860 $66,239 $113,312 $132,046 $138,850 Preferred Stock (8,000) (8,000) (8,000) (8,000) - - Common Equity 50,676 53,860 58,239 105,312 132,046 138,850 Goodwill (19,148) (19,148) (19,148) (19,148) (26,865) (26,865) Intangible Assets (2,183) (1,875) (1,567) (1,261) (2,410) (2,264) Tangible Common Equity 29,345 32,837 37,524 84,903 102,771 109,721 Common Shares Outstanding 5,554 5,694 5,805 9,471 10,712 10,728 1,000 Tangible Book Value per Share $5.28 $5.77 $6.46 $8.96 $9.59 $10.23 Total Loans $298 $398 $495 $603 $821 $885 29% Total Deposits $365 $448 $574 $639 $868 $946 25% 2010 2011 2012 2013 2014 2015 QTD 3/31/2016 Total Assets at Year End $16,149 $217,720 $524,127 $664,971 $802,286 $918,183 $1,130,480 Assets Acquired During the Year $181,800 $220,100 $121,417 Total Assets at Year End $197,949 $437,820 $524,127 $664,971 $802,286 $1,039,600 $1,130,480 ROAA 0.03% 0.31% 0.58% 0.75% 0.98% 1.04% Commercial 43% Construction and Land 23% Farmland 2% 1 - 4 Family Residential 22% Multi - Family Residential 3% Nonfarm Nonresidential 6% Consumer 1% Money Market 48% Noninterest Demand Deposits Other Savings 1% Time Deposits 11% Interest - bearing Demand Deposits 8%